SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BlackRock Liquidity Funds

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BLACKROCK LIQUIDITY FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

July 2, 2007

Dear Shareholder:

A meeting of BlackRock Liquidity Funds (the “Trust”) will be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Friday, September 7, 2007 at 3:00 p.m. (Eastern time) (the “Meeting”), to vote on the proposal discussed in the enclosed proxy statement.

The purpose of the Meeting is to seek shareholder approval of a proposal recently approved by the board of trustees of the Trust (the “Existing Board,” the members of which are referred to as “Board Members”). On September 29, 2006, BlackRock, Inc. (“BlackRock”) consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. This proposal would implement an initiative resulting from the Transaction.

Following the Transaction, BlackRock, in consultation with all of the boards of directors or trustees of the funds in the BlackRock family of funds, undertook a comprehensive review of all of the funds currently advised by BlackRock affiliates, including the funds formerly advised by MLIM, with a goal of moving the funds to a more cohesive and rational operating platform. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, are referred to as the “Fund complex,” and all of the boards of directors or trustees of the funds in the Fund complex, including the Existing Board, are referred to collectively as the “Boards.”) Subsequent to that review, and, following extensive and substantial consultation with the Boards of the funds in the Fund complex, BlackRock recommended a proposal designed to streamline and enhance the effectiveness of Board oversight of the Fund complex. At Board meetings held during May 2007, the Board Members approved this proposal on behalf of the Trust, subject to approval by the Trust’s shareholders.

As described in the enclosed proxy statement, all shareholders are being asked to elect Board Members of the Trust. Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two new boards (one new board would oversee certain equity funds, all fixed-income funds and funds designed for sale through insurance company separate accounts, and the other new board would oversee certain other equity funds and all money market funds). It is also proposed that a third new board would oversee the closed-end funds. (Each new board is referred to as a “New Board” and collectively, the “New Boards.”) Each Board has reviewed the qualifications and backgrounds of the nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page 3 of the enclosed proxy statement, the Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex.

Please note that separate proxy statements are being sent to the shareholders of all other open-end funds in the Fund complex and to the shareholders of the closed-end funds in the Fund complex, who are being asked to vote on the Board consolidation discussed above. Also, shareholders of certain funds are being asked to consider reorganizations involving their funds. Separate proxy materials relating to those proposed fund reorganizations have been, or will be, sent to shareholders of those funds.

The Board Members responsible for the Trust recommend that you vote “FOR” the proposal. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposal to be voted on, please call The Altman Group at 1-800-820-2412.

Sincerely,

Ralph L. Schlosstein

President

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matter to be voted on.

Questions and Answers

Q.	Why am I receiving the proxy statement?

A.	The purpose of the Meeting is to seek shareholder approval of a proposal recently approved by the board of trustees (the “Existing Board,” the members of which are referred to as “Board Members”) of BlackRock Liquidity Funds (the “Trust”). As a shareholder of one or more of the series of the Trust advised by BlackRock Institutional Management Corporation, you are being asked to elect a new board of trustees of the Trust. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), are referred to as the “Fund complex,” and all of the boards of directors or trustees of the funds in the Fund complex, including the Existing Board, are referred to collectively as the “Boards.”) The table beginning on page 5 of the proxy statement identifies the nominees that Trust shareholders are being asked to approve. The enclosed proxy card indicates the proposal on which you are being asked to vote.

Q.	Why am I being asked to elect new Board Members?

A.	On September 29, 2006, BlackRock consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. The Transaction resulted in BlackRock having seven Boards that oversee nearly 300 funds. BlackRock and each Board believe that realigning and consolidating the seven Boards into three new boards (each, a “New Board”) would enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the funds in the Fund complex.

The proposal cannot be effected without shareholder approval. The Trust’s Existing Board has approved the proposal you are being asked to vote on, believes it is in shareholders’ best interests, and recommends that you approve it.

Q.	What am I being asked to vote “FOR” in the proxy statement?

A.

Shareholders are being asked to elect Board Members, as described in Proposal 1. Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two New Boards (one New Board would oversee certain equity funds, all fixed-income funds and all funds designed for sale through insurance company separate accounts, and the other New Board would oversee certain other equity funds and all money market funds). It is also proposed that a third New Board would oversee the closed-end funds. The proposals for the other open-end funds and the closed-end funds are covered in separate proxy statements. Each Board has reviewed the qualifications and backgrounds of the nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page 3 of the enclosed proxy statement, the Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Trust, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Existing Board can be implemented. We encourage all shareholders to participate in the governance of the Trust.

Q.	Am I being asked to approve a reorganization of my fund with another fund?

A.	No.

Q.	Is the Trust paying for preparation, printing and mailing of the proxy statement?

A.	The costs associated with the proxy statement, including the mailing and the proxy solicitation costs, will be shared equally between BlackRock and the Trust. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be shared equally between BlackRock and the Trust. Costs that are borne by the Trust will be allocated among the series of the Trust on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific series. The Trust and BlackRock have retained The Altman Group (“Altman”), 60 E. 42nd Street, Suite 405, New York, NY 10165, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Altman will be paid approximately $143,059 for such solicitation services (including reimbursements of out-of-pocket expenses) to be shared equally by BlackRock and the Trust.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Altman., the Trust’s proxy solicitor, at 1-800-820-2412.

Q.	How do I vote my shares?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

BLACKROCK LIQUIDITY FUNDS

TempFund

TempCash

T-Fund

Federal Trust Fund

FedFund

Treasury Trust Fund

MuniFund

MuniCash

California Money Fund

New York Money Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

NOTICE OF A MEETING OF SHAREHOLDERS

To Be Held on September 7, 2007

A meeting of the shareholders of BlackRock Liquidity Funds (the “Meeting”) will be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Friday, September 7, 2007 at 3:00 p.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying Proxy Statement:

PROPOSAL 1.	To Elect Nominees of BlackRock Liquidity Funds (To be voted on by the shareholders of TempFund, TempCash, T-Fund, Federal Trust Fund, FedFund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund.)

PROPOSAL 2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” the Proposal upon which you are being asked to vote.

Shareholders of record as of the close of business on June 25, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

If you own shares in more than one series of BlackRock Liquidity Funds as of June 25, 2007, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By order of the Board of Trustees,

Brian P. Kindelan

Secretary

July 2, 2007

BLACKROCK LIQUIDITY FUNDS

TempFund

TempCash

T-Fund

Federal Trust Fund

FedFund

Treasury Trust Fund

MuniFund

MuniCash

California Money Fund

New York Money Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

MEETING OF SHAREHOLDERS

SEPTEMBER 7, 2007

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the board of trustees (the “Existing Board,” the members of which are referred to as “Board Members”) of each of the series of BlackRock Liquidity Funds (the “Trust”) listed in the accompanying Notice of a Meeting of Shareholders of proxies to be voted at a meeting of shareholders of the Trust to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Friday, September 7, 2007 at 3:00 p.m. (Eastern time) (the “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. This Proxy Statement and the accompanying materials are being mailed by the Board on or about July 11, 2007.

The Trust is organized as a Delaware statutory trust with ten separate series (each, a “Fund”). The Trust is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”). A list of each Fund is set forth in Appendix A.

Shareholders of record of the Trust as of the close of business on June 25, 2007 (the “Record Date”) are entitled to attend and to vote at the Meeting. Shareholders of the Funds are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote, with no shares having cumulative voting rights. The manner in which shareholders of the Trust are entitled to vote is shown in the section below entitled “Vote Required and Manner of Voting Proxies.” One-third of the shares entitled to vote in person or by proxy on the matter shall constitute a quorum for the transaction of business at the Meeting.

The number of shares of each Fund of the Trust outstanding as of the close of business on the Record Date and the net assets of each Fund as of that date are shown in Appendix B. Except as set forth in Appendix I, to the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of five percent or more of a class of that Fund’s outstanding shares.

The Fund of which you are a shareholder is named on the proxy card included with this Proxy Statement. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Trust’s Meeting will be voted at the Meeting. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the Trust a written notice of revocation (addressed to the Secretary of the Trust at the principal executive offices of the Trust at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Trust at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-821-7432. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

PROPOSAL 1—TO ELECT NOMINEES

The purpose of this Proposal 1 is to elect trustee nominees (each, a “Nominee”) of the Trust. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), are referred to as the “Fund complex,” and all of the Boards of Directors or Trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”)

Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds would be overseen by just two new boards. One new board would oversee certain equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts, and the other new board would oversee certain other equity funds and all money market funds in the Fund complex, including the Funds that are series of the Trust. It is also proposed that a third new board would oversee the closed-end funds. (Each new board is referred to as a “New Board” and collectively as the “New Boards.”) The proposals for the other open-end funds and the closed-end funds are covered in separate proxy statements. As discussed below, this realignment and consolidation is expected to enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the Fund complex. Also, it is expected that having fewer Boards will facilitate greater communication between fund management and the New Boards.

It is intended that the enclosed proxy card, if properly executed, will be voted for all Nominees listed below for the New Board (unless a proxy contains specific instructions to the contrary. Each Nominee’s term of office will commence, if such Nominee is properly elected, on or about November 1, 2007. Each Nominee will be elected to hold office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

Reasons for Board Realignment and Consolidation

On September 29, 2006, BlackRock consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. Following the Transaction, BlackRock, in consultation with the Board of each of the funds in the Fund complex, undertook a review of the investment advisory operations it had acquired and the operations of the funds formerly advised by MLIM with the goal of moving the funds to a more cohesive and rational operating platform. BlackRock and the Boards each discussed certain proposals designed to achieve this goal. Specifically, the Boards discussed with BlackRock the possibility of consolidating the Boards. Discussions were held with each of the seven Boards and ideas for consolidation were considered, including the appropriate number of Boards, the appropriate number of Board Members and which Board would be best suited to oversee specific types of funds (open-end equity, open-end fixed-income, open-end money market funds and closed-end funds). These meetings were facilitated by outside counsel and were held among the Board Members who are not “interested persons,” as defined in the 1940 Act (the “Independent Board Members”), as well as with management personnel from BlackRock. Over the course of several months and numerous such meetings, consensus was reached on the appropriate structure for the New Boards, the number of New Boards, and the composition of those New Boards, as well as the funds each New Board would oversee, and these results were proposed for consideration at each Board’s next in person meeting.

Among BlackRock and the Boards’ proposals was a recommendation that the number of Boards overseeing the funds be reduced by the election of a single New Board (Board A) intended to oversee certain equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts, a second New Board (Board B) intended to oversee the other equity funds and all money market funds in the Fund complex, including the Funds that are series of the Trust, and a third New Board intended to oversee all closed-end funds. The proposals would result in a Fund complex overseen by three distinct New Boards. BlackRock, in consultation with the Boards, also proposed that the number of Board Members who are “interested persons” of the Funds as defined in the 1940 Act consist of three (3) members of Board A and two (2) members of Board B and of the New Board overseeing the closed-end funds in the Fund complex.

At meetings held during May 2007, each Board determined that realigning the Boards into a smaller number of Boards may provide benefits to shareholders of the funds in the Fund complex. Each Board has reviewed the qualifications and backgrounds of the Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. In addition, the Board Members had the opportunity to meet their counterparts on other Boards in the Fund complex. The Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex. The Funds do not expect to realize immediate savings on director compensation in the aggregate across all of the New Boards because the total number of Independent Board Members will not materially change. Board Member compensation costs might increase in the short run because of the larger size of the New Boards, but any such increase is not expected to be material to the Trust. There could be future savings, however, if (as is anticipated) normal retirements reduce Board size. Independent Board Member compensation has not yet been established by the New Boards.

The Boards also reviewed the efficiencies sought to be gained through Board consolidation, focusing on, among other things, the significant reduction in the volume of Board materials required to be prepared by BlackRock Advisors and the funds’ other service providers for each of the seven quarterly Board meetings. Additionally, the Boards focused on ensuring that portfolio management time dedicated to keeping the multiple Boards up to date on performance and portfolio management issues across the seven Boards could be efficiently managed. The Board noted, as an example, that many senior portfolio managers currently attend many Board meetings each quarter and that if the Board consolidation were approved, such portfolio managers would only have to attend at most three Board meetings each quarter. The Boards also considered the benefits from a compliance perspective. In particular, the Boards considered that the seven Board structure resulted in the creation of four separate sets of compliance policies and procedures and compliance manuals, and that while these compliance materials are broadly consistent across the

Fund complex, consolidating the Boards into the New Board structure would promote the adoption of uniform compliance policies and procedures for the appropriate funds overseen by each New Board. The Boards and BlackRock concluded that the Board consolidation would result in efficiencies in terms of compliance monitoring and oversight and would streamline New Board reporting and monitoring of fund compliance.

These individual Board meetings were held during May 2007, and the proposal described in this Proxy Statement were considered and approved unanimously by those Board Members present at the May meetings. You are being asked to elect the Nominees of the Trust’s New Board. Each Nominee has consented to serve on the New Board to which he or she has been nominated if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by the current Board Members.

The nominations of the Nominees listed below have been approved by the Board Members. Information about the Nominees for the Trust’s New Board is set forth in the section below. The Existing Board has determined that the number of Board Members shall be fixed at thirteen (13).

Nominees

The Nominees for the Trust’s New Board, including their ages, their current position(s) with the Trust and length of time served, their principal occupations during at least the past five years, the number of funds in the Fund complex the Nominees oversee and would oversee and any public company board memberships they hold are set forth below. Unless otherwise indicated, the address of each Nominee is P.O. Box 9095, Princeton, New Jersey 08543-9095. Each Nominee was nominated by the nominating committee of the Existing Board of the Trust. The Nominees also considered candidates for Chairman of the Board and Rodney D. Johnson and Ronald W. Forbes were each selected to serve as Co-Chairs.

Richard S. Davis and Henry Gabbay are “interested persons” of all of the funds in the Fund complex as defined in the 1940 Act by virtue of their positions with BlackRock and its affiliates described in the table below.

Number of Funds in Fund Complex
Name and Age	Current Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Independent Nominees:
David O. Beim Age: 67	N/A	N/A	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound USA from 1997 to 2001; Chairman of Wave Hill, Inc. from 1990 to 2006; Trustee of Phillips Exeter Academy from 2002 to present.	17 registered investment companies consisting of 24 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Number of Funds in Fund Complex
Name and Age	Current Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Ronald W. Forbes Age: 66	N/A	N/A	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	46 registered investment companies consisting of 48 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Dr. Matina Horner Age: 67	N/A	N/A	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	3 registered investment companies consisting of 63 portfolios	34 registered investment companies consisting of 71 portfolios	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison) (electric and gas); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.

Rodney D. Johnson Age: 65	Board Member and Chairman of the Governance Committee	Since 1999	President, Fairmount Capital Advisors, Inc.; Director, Fox Chase Cancer Center; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Number of Funds in Fund Complex
Name and Age	Current Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Herbert I. London Age: 68	N/A	N/A	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Chairman of the Board of Directors of Vigilant Research, Inc. since 2006; Member of the Board of Directors for Grantham University since 2006; Director of AIMS since 2006; Director of Reflex Security since 2006; Director of InnoCentive, Inc. since 2006; Director of Cerego, LLC since 2005; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993.	37 registered investment companies consisting of 57 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Cynthia A. Montgomery Age: 54	N/A	N/A	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	46 registered investment companies consisting of 48 portfolios	34 registered investment companies consisting of 71 portfolios	Director, Newell Rubbermaid, Inc. (manufacturing).

Number of Funds in Fund Complex
Name and Age	Current Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Joseph P. Platt, Jr. Age: 59	Board Member and Chairman of the Compliance Committee	Since 1999	Partner, Amarna Corporation, LLC (private investment company); Chairman of the Board, Restaurant Insurance Holding; Director, Jones & Brown (Canadian insurance broker); Director, Greenlight Re (reinsurance company); Partner, Amarna Financial (private investment company); Former Director and Executive Vice President, Johnson and Higgins.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Robert C. Robb, Jr. Age: 61	Board Member	Since 1999	Partner, Lewis, Eckert, Robb & Company (management and financial consulting firm); former Trustee, EQK Realty Investors; former Director, Tamaqua Cable Products Company; former Director, Brynwood Partners; former Director, PNC Bank; former Director, Brinks, Inc.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Toby Rosenblatt Age: 68	N/A	N/A	President (since 1999) and Vice President—General Partner (since 1990), Founders Investments Ltd. (private investments); Director, Forward Management, LLC (since 2007); Director, ReFlow Management, LLC (since 2007); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Funds, Inc. (2001-2005).	3 registered investment companies consisting of 63 portfolios	34 registered investment companies consisting of 71 portfolios	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

Number of Funds in Fund Complex
Name and Age	Current Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Kenneth L. Urish Age: 56	Board Member and Chairman of the Audit Committee	Since 1999	Managing Partner, Urish Popeck & Co. LLC (certified public accountants and consultants); External Advisory Board, The Pennsylvania State University Accounting Department; Trustee, The Holy Family Foundation; AlphaSource Procurement Systems, LP.; President and Trustee, Pittsburgh Catholic Publishing Associates.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	Director, Inter-Tel (Delaware), Incorporated (business communications).

Frederick W. Winter Age: 62	Board Member	Since 1999	Professor and Dean Emeritus (2005-present) and Dean (1997-2005), Joseph M. Katz School of Business—University of Pittsburgh.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	Director, Alkon Corporation (1992-present); Director, Indotronix International (2004-present); Director, Tippman Sports (2005- present).
Interested Nominees:

Richard S. Davis BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	N/A	N/A	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	3 registered investment companies consisting of 63 portfolios	184 registered investment companies consisting of 171 portfolios	None.

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 59	N/A	N/A	Consultant, BlackRock (since July 2007); Managing Director, BlackRock, Inc. (1989-June 2007); Chief Administrative Officer, BlackRock Advisors, LLC (1998-2007); President of BlackRock FundsSM and BlackRock Bond Allocation Target Shares (2005-2007); Treasurer of certain closed-end funds in the Fund complex (1989-2006).	None.	184 registered investment companies consisting of 171 portfolios	None.

*	Indicates the earliest year in which Nominee became a Board Member for a Fund in the Fund complex.

David R. Wilmerding, Jr. is expected to serve on the advisory board of the Trust; however, Mr. Wilmerding is not a Nominee and shareholders are not being asked to elect him to the New Board. It is anticipated that Mr. Wilmerding will serve on the Trust’s advisory board through December 31, 2007.

Number of Funds in Fund Complex
Name and Age	Current Position(s) with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Advisory Board Member:

David R. Wilmerding, Jr. Age: 72	N/A	N/A	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).	3 registered investment companies consisting of 63 portfolios	34 registered investment companies consisting of 71 portfolios	Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman since 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).

General Information Regarding the Board

Compensation: Information relating to compensation paid to the Independent Board Members of the Existing Board for the fiscal year ended October 31, 2006 is set forth in Appendix C. No compensation information is shown for Board Members whose term of office will not continue after November 1, 2007.

Equity Securities Owned by the Nominees: Information relating to the amount of equity securities owned by the Nominees in the funds that they are nominated to oversee, as well as other funds in the Fund complex, as of March 31, 2007 is set forth in Appendix D.

Attendance of Board Members at Shareholders’ Meetings: The Trust does not have a policy with regard to attendance of Board Members at shareholders’ meetings.

Existing Board Meetings: During the fiscal year ended October 31, 2006, the Board met five times. Each incumbent Board Member of the Trust attended all of the meetings of the Board and of each committee of the Board on which the Board Member served.

Standing Committees of the Existing Board: Information relating to the various standing committees of the Existing Board is set forth in Appendix E.

Officers of the Trust

Information about the officers of the Trust, including their ages and their principal occupations during the past five years is set forth in Appendix G.

Indemnification of Board Members and Officers

The Trust’s Declaration of Trust provides that the Trust will indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office.

The funds in the Fund complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to Board Members who leave that fund’s Board and serve on an advisory board of a different fund in the Fund complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a Board Member retires from a Board and (iii) in the case of Board Members who leave a Board of a fund in connection with the Board consolidation contemplated by this Proxy Statement, clarifies that that fund continues to indemnify the Board Member for claims arising out of his or her past service to that fund.

Your Existing Board recommends that you vote “FOR” the election of each of the Nominees to the New Board.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the Meeting. One-third of the shares of the Trust entitled to vote in person or by proxy on the matter shall constitute a quorum for the transaction of business at the Meeting. A quorum of the shareholders of the Trust as a whole is required in order to take any action at the Meeting with respect to Proposal 1.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution, or variable annuity contract or variable life insurance policy) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Nominees in Proposal 1.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. The Funds understand that such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Nominees in Proposal 1 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Trust or a distributor of the Trust, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proposal 1

•	Nominees must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. There is no cumulative voting in the election of Board Members.

•	All shareholders of each Fund will vote together as a single class.

Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore, abstentions and broker non-votes will have no effect on Proposal 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members of the Trust have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund.

No representatives of D&T will be present at the Meetings.

Appendix H sets forth each Fund’s two most recent fiscal years, the fees billed by D&T for all audit and non-audit services provided directly to each Fund. The fee information in Appendix H is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Funds other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of the Audit Committee requires that the Audit Committee approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Funds (“Affiliated Service Providers”) if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Committee. See Appendix H to this Proxy Statement for information about the fees paid by the each Fund, its investment adviser, and Affiliated Service Providers to the Funds’ independent registered public accounting firm.

The Audit Committee has adopted policies and procedures with regard to the pre-approval of audit, audit-related, tax and other services provided to the Trust on an annual basis. As noted above, the Audit Committee must approve all audit and non-audit services provided to the Trust and all non-audit services provided to the Trust’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. However, in the time between the meetings of the Audit Committee, the Trust’s pre-approval policy provides that the Audit Committee delegates pre-approval authority to the Chairman of the Audit Committee. The pre-approval policy provides that the Audit Committee would annually approve any services and fees that the Chairman could pre-approve during the fiscal year. The Audit Committee would be informed of each service approved subject to the pre-approval policy at the next scheduled board meeting.

For each Fund’s two most recent fiscal years, there were no services rendered by D&T to the Funds for which the pre-approval requirement was waived.

The Audit Committee has considered whether the provision of non-audit services that were rendered by D&T to BlackRock Advisors and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by D&T to each Fund, BlackRock Advisors or Affiliated Service Providers that were required to be pre-approved were pre-approved.

ADDITIONAL INFORMATION

5% Share Ownership

As of June 8, 2007, to the best of the Trust’s knowledge, the persons listed in Appendix I owned beneficially or of record the amounts indicated.

Submission of Shareholder Proposals

The Trust does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future meeting of shareholders of the Funds of the Trust must be received at the offices of the Trust, 100 Bellevue Parkway, Wilmington, DE 19809, at a reasonable time before the Trust begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of the Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Trust a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write the Trust to the attention of Brian Kindelan, Secretary, 40 East 52nd Street, New York, New York 10022. The letter should indicate that you are a Trust shareholder. The Board or an individual Board Member will respond to shareholder correspondence in a manner that the Board or individual Board member deems appropriate given the subject matter of the particular correspondence. BlackRock Advisors responds to any correspondence in the nature of routine operational matters, such as routine account inquiries on a timely basis, notwithstanding that the correspondence is addressed to an individual Board Member or the Board, and communicates such response to the Board or Board Member to whom the correspondence was addressed.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be shared equally between BlackRock and the Trust. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be shared equally between BlackRock and the Trust. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

Solicitation may be made by letter or telephone by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Trust and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, the Trust and BlackRock have retained The Altman Group (“Altman”), 60 E. 42nd Street, Suite 405, New York, NY 10165, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Altman will be paid approximately $143,059 for such solicitation services (including reimbursements of out-of-pocket expenses), to be shared equally by BlackRock and the Trust. Altman may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Fiscal Year

The fiscal year end of each Fund of the Trust is October 31.

Privacy Principles of the Trust

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Trust.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Trust, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. Any adjourned Meeting or Meetings may be held without the necessity of another notice. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Trust’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By order of the Board of Trustees,

Brian P. Kindelan

Secretary of the Trust

July 2, 2007

Appendix A

TRUST AND SERIES

Trust/Corporation	Form of Organization	Series	Date of Shareholder Meeting
BlackRock Liquidity Funds	Delaware Statutory Trust	TempFund	September 7, 2007
		TempCash	September 7, 2007
		T-Fund	September 7, 2007
		Federal Trust Fund	September 7, 2007
		FedFund	September 7, 2007
		Treasury Trust Fund	September 7, 2007
		MuniFund	September 7, 2007
		MuniCash	September 7, 2007
		California Money Fund	September 7, 2007
		New York Money Fund	September 7, 2007

A-1

Appendix B

Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on June 25, 2007, the record date for voting at the Meeting.

Fund	Total Shares Outstanding	Net Assets ($)
BlackRock Liquidity Funds
TempFund	33,459,040,712	33,481,831,342
TempCash	8,989,654,995	8,987,327,005
T-Fund	5,466,271,498	5,466,164,402
Federal Trust Fund	345,836,786	345,835,076
FedFund	3,213,516,536	3,193,504,570
Treasury Trust Fund	1,420,479,813	1,420,211,030
MuniFund	2,892,934,762	2,893,083,440
MuniCash	1,591,308,782	1,591,055,782
California Money Fund	1,234,616,627	1,234,680,995
New York Money Fund	621,392,602	621,874,633

B-1

Appendix C

Compensation of the Board Members

The Board

Paul L. Audet, G. Nicholas Beckwith, III, Jerrold B. Harris, Rodney D. Johnson, Joseph P. Platt, Jr., Robert C. Robb, Jr., Ralph L. Schlosstein, Kenneth L. Urish and Frederick W. Winter currently comprise the Board.

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Trust does not provide compensation to any Board Member that is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members for the fiscal year ended October 31, 2006 is set forth below. No information is shown at all for G. Nicholas Beckwith, III and Jerrold B. Harris, whose terms of office will not continue after the Meeting for the Trust.

The Trust pays each non-interested Board Member an annual fee for service on the Board of $55,000 per year plus $1,200 per in-person Board meeting attended and $1,500 for each telephonic meeting. The Chairman of the Audit Committee and Chairman of the Compliance Committee receive an additional annual fee of $10,000. The Chairman and Vice Chairman of the Governance Committee receive an additional $10,000 and $5,000, respectively. The Trust reimburses each non-interested Trustee for his out-of-pocket expenses incurred in attending meetings. During the fiscal year ended October 31, 2006, the Trust reimbursed Board Member expenses in an aggregate amount of $37,849.

Compensation Table ($)

Fund	Rodney D. Johnson	Joseph P. Platt, Jr.	Robert C. Robb, Jr.	Kenneth L. Urish	Frederick W. Winter
BlackRock Liquidity Funds	$63,000	$60,500	$75,000	$85,000	$75,000
Total Compensation from Fund Complex	$63,000	$60,500	$75,000	$85,000	$75,000

Number of Funds in Fund Complex Overseen by Board Member	10	10	10	10	10

(1)	Information is for the fiscal year ended October 31, 2006.

The Trust currently does not provide any pension or retirement benefits to the Board Members of the Board or officers.

As of May 31, 2007, all Board Members of the Board and officers as a group owned less than 1% of the outstanding shares of each Fund.

C-1

Appendix D

Equity Securities Owned by Nominees

The following table shows the amount of equity securities owned by the Nominees in the Funds as of March 31, 2007, except as otherwise indicated.

Name of Nominee	Fund Name	Number of Shares Owned	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex
Interested Nominees:
Richard S. Davis	None	None	None	Over $100,000
Henry Gabbay(1)	None	None	None	Over $100,000
Independent Nominees:
David O. Beim	None	None	None	Over $100,000
Ronald W. Forbes	None	None	None	Over $100,000
Dr. Matina Horner	None	None	None	None
Rodney D. Johnson	None	None	None	None
Herbert I. London	None	None	None	Over $100,000
Cynthia A. Montgomery	None	None	None	Over $100,000
Joseph P. Platt, Jr.	None	None	None	None
Robert C. Robb, Jr.	None	None	None	None
Toby Rosenblatt	None	None	None	Over $100,000
Kenneth L. Urish	None	None	None	None
Frederick W. Winter	None	None	None	None

(1)	Information is as of June 26, 2007.

As of May 31, 2007, all Nominees and officers as a group owned less than 1% of the outstanding shares of each Fund for which they are nominated to oversee.

None of the independent Nominees or their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2007.

D-1

Appendix E

Standing Committees of the Existing Board

The business and affairs of the Trust are managed by or under the direction of its Board.

Audit Committee.    The Audit Committee, which consists of Messrs. Urish, Harris and Platt, provides assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust. This includes supervising the Trust’s independent auditors, Deloitte & Touche. The Audit Committee met four times during the Trust’s fiscal year ended October 31, 2006.

Governance Committee.    The Trust’s Governance Committee is comprised of the Board Members of the Trust who are not “interested persons” (as defined in the 1940 Act). Its purpose is, among other things: (i) to act as liaison between the Trust and its service providers; (ii) to establish and review fund governance polices and practices; and (iii) advise the Board with respect to Board composition and committees. The Governance Committee met four times during the Trust’s fiscal year ended October 31, 2006.

Nominating Committee.    The Nominating Committee, which consists of Messrs. Beckwith, Robb and Winter, all of whom are disinterested Board Members, is responsible for considering candidates for election to the Trust’s Board in the event a position is vacated or created. In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Adviser and other principal service providers. The Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the Adviser or other service providers). Persons selected to serve as independent trustees must not be “interested persons” of the Trust as defined by the 1940 Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination. The Nominating Committee will consider nominees recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Committee assesses shareholder nominees in the same manner it reviews its own nominations. The Nominating Committee met twice during the Trust’s fiscal year ended October 31, 2006.

Compliance Committee.    The Trust’s Compliance Committee is comprised of Board Members of the Trust who are not “interested persons” (as defined in the 1940 Act). Its purpose is to provide assistance to the Board in fulfilling its responsibility with respect to oversight of compliance matters involving the Funds. The Compliance Committee met three times during the Trust’s fiscal year ended October 31, 2006.

Valuation and Pricing Committee.    The Valuation and Pricing Committee consists of all of the Board Members of the Trust. Its purpose is to, among other things, oversee the valuation and pricing of securities held by each portfolio of the Trust. The Valuation and Pricing Committee did not meet during the fiscal year ended October 31, 2006.

E-1

Appendix F

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Trustees of the BlackRock Liquidity Funds (the “Trust”) shall consist of such Trustees of the Trust as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Trust’s investment adviser or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR.

The Committee shall meet as requested by the Trust’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Trustees.

Adopted: September 9, 2004

F-1

Appendix G

Officers of the Trust

The officers of the Trust, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is BlackRock, Inc., 40 E. 52nd Street, New York, NY 10022, unless otherwise noted.

With the exception of Mr. Battista in his role as Chief Compliance Officer, no officer receives compensation from the Trust.

Each officer is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Officers

Name, Address and Age	Position(s) with Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Neal J. Andrews Age: 41	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Edward B. Baer Age: 38	Assistant Secretary	Since 2005	Managing Director and Senior Counsel, BlackRock, Inc. (since 2007); Director and Senior Counsel, BlackRock, Inc. (2004-2007); Associate, Willkie Farr & Gallagher LLP (law firm) (2000-2004); Associate, Morgan Lewis & Bockius LLP (law firm) (1995-2000).

Bartholomew A. Battista Age: 48	Chief Compliance and Anti-Money Laundering Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke Age: 47	Treasurer	Since 2006	Managing Director of BlackRock, Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) (2006); First Vice President of MLIM and FAM (1997-2005) and Treasurer thereof (1999-2006); Vice President of MLIM and FAM (1990-1997).

Jay Fife Age: 37	Assistant Treasurer	Since 2006	Managing Director of BlackRock, Inc. (since 2007); Director of BlackRock, Inc. (2006); Assistant Treasurer of the MLIM/FAM-advised funds (2005-2006); Director of MLIM Fund Services Group (2001-2006).

Brian P. Kindelan Age: 48	Secretary	Since 2005	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

G-1

Name, Address and Age	Position(s) with Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103 Age: 47	Assistant Secretary	Since 2005	Partner, Drinker Biddle & Reath LLP (law firm).

Robert E. Putney, III Age: 47	Assistant Secretary	Since 2006	Director and Senior Counsel, BlackRock Advisors, LLC (2005-present); Deputy General Counsel and Senior Vice President, Old Mutual Capital, Inc. (2004-2005); Deputy General Counsel and Senior Vice President (2004-2005), Senior Legal Counsel and Vice President (2001-2004), Old Mutual Investment Partners, Old Mutual Fund Services and Old Mutual Shareholder Services, Inc.; Deputy General Counsel and Vice President (2004-2005), Senior Legal Counsel and Vice President (2001-2004), Liberty Ridge Capital, Inc.; Vice President and Assistant Secretary, Old Mutual Advisor Funds (2004-2005), Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (2002-2005); Director and Senior Counsel, Merrill Lynch Investment Managers, L.P. and Princeton Administrators, L.P. (until 2001); Trustee, Frankford Hospital Foundation (1990-2005).

Ralph L. Schlosstein Age: 56	Board Member, Chairman and President	Since 2001	President and Director, BlackRock, Inc.; Trustee: Visiting Board of Overseers of John F. Kennedy School of Government of Harvard University; Financial Institutions Center of The Wharton School of the University of Pennsylvania; American Museum of Natural History; Trinity School; New Visions for Public Education; The Public Theater; The James Beard Foundation; Board of Advisors, Marujupu LLC.

Howard B. Surloff Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).

[1]	Each officer serves a one year term.

G-2

Appendix H

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Liquidity Funds
TempFund	10/31	20,301	34,650	3,815	16,886
TempCash	10/31	19,201	23,297	3,316	5,882
T-Fund	10/31	14,801	14,677	3,112	2,326
Federal Trust Fund	10/31	14,800	13,049	3,003	64
FedFund	10/31	15,901	15,565	3,084	1,741
Treasury Trust Fund	10/31	13,700	12,601	3,030	715
MuniFund	10/31	24,701	23,498	3,068	1,903
MuniCash	10/31	24,701	23,181	3,039	1,265
California Money Fund	10/31	17,004	15,323	3,021	438
New York Money Fund	10/31	19,040	17,221	3,012	280

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Liquidity Funds
TempFund	10/31	2,625	2,500	18,372	22,318
TempCash	10/31	2,625	2,500	6,696	8,257
T-Fund	10/31	2,625	2,500	2,371	2,879
Federal Trust Fund	10/31	2,625	2,500	70	83
FedFund	10/31	2,625	2,500	1,874	2,198
Treasury Trust Fund	10/31	2,625	2,500	664	954
MuniFund	10/31	2,625	2,500	1,451	2,084
MuniCash	10/31	2,625	2,500	1,053	1,516
California Money Fund	10/31	2,625	2,500	387	459
New York Money Fund	10/31	2,625	2,500	266	299

H-1

Fees for non-audit services provided to the Trust’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)(1)	Fiscal Year Prior to Most Recent Fiscal Year End ($)(1)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Liquidity Funds
TempFund	1,146,850	1,064,000	—	—	—	—
TempCash	1,146,850	1,064,000	—	—	—	—
T-Fund	1,146,850	1,064,000	—	—	—	—
Federal Trust Fund	1,146,850	1,064,000	—	—	—	—
FedFund	1,146,850	1,064,000	—	—	—	—
Treasury Trust Fund	1,146,850	1,064,000	—	—	—	—
MuniFund	1,146,850	1,064,000	—	—	—	—
MuniCash	1,146,850	1,064,000	—	—	—	—
California Money Fund	1,146,850	1,064,000	—	—	—	—
New York Money Fund	1,146,850	1,064,000	—	—	—	—

(1)	Deloitte & Touche LLP received fees, to assess internal controls of an Affiliated Service Provider, of $1,146,850 and $1,064,000 for calendar years 2006 and 2005, respectively. These total fees are represented in each Fund’s Audit-Related Fees in the above table.

Aggregate non-audit fees for services provided to the Trust, its investment adviser, and its Affiliated Service Providers, regardless of whether pre-approval was required:

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)(1)	Fiscal Year Prior to Most Recent Fiscal Year End ($)(1)
BlackRock Liquidity Funds
TempFund	1,312,939	1,350,150
TempCash	1,312,939	1,350,150
T-Fund	1,312,939	1,350,150
Federal Trust Fund	1,312,939	1,350,150
FedFund	1,312,939	1,350,150
Treasury Trust Fund	1,312,939	1,350,150
MuniFund	1,312,939	1,350,150
MuniCash	1,312,939	1,350,150
California Money Fund	1,312,939	1,350,150
New York Money Fund	1,312,939	1,350,150

(1)	Deloitte & Touche LLP received fees, to assess internal controls of an Affiliated Service Provider, of $1,146,850 and $1,064,000 for calendar years 2006 and 2005, respectively. These total fees are represented in each Fund’s Aggregate Non-Audit Fees in the above table.

H-2

Appendix I

5% Share Ownership

As of June 8, 2007, to the best knowledge of the Trust, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any class of securities of the Funds indicated:

Fund	Class	Percent (%)	Name	Address
California Money Fund	Bear Stearns	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

FedFund	Bear Stearns	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

MuniFund	Bear Stearns	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

New York Money Fund	Bear Stearns	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

TempFund	Bear Stearns	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

California Money Fund	Institutional	18.81%	SANTA BARBARA BANK & TRUST	1021 ANACAPA STREET P O BOX 2340 SANTA BARBARA, CA 93120-2340

California Money Fund	Institutional	18.25%	TURTLE & CO	P.O. BOX 5489 BOSTON, MA 02206-5489

California Money Fund	Institutional	12.70%	THE WHITTIER TRUST COMPANY	1600 HUNTINGTON DRIVE SOUTH PASADENA, CA 91030

California Money Fund	Institutional	8.61%	UNITED CALIFORNIA BANK	P O BOX 60078 LOS ANGELES, CA 90060

California Money Fund	Institutional	7.82%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

California Money Fund	Institutional	6.89%	FIRST AMERICAN TRUST COMPANY	5 FIRST AMERICAN WAY SANTA ANA, CA 92707

Fund	Class	Percent (%)	Name	Address
California Money Fund	Admin	100.00%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

California Money Fund	Cash Mgmt	99.41%	UNION BANK	P O BOX 85484 SAN DIEGO, CA 92186-5484

California Money Fund	Dollar	79.06%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

California Money Fund	Dollar	20.23%	SANTA BARBARA BANK & TRUST	1021 ANACAPA STREET P O BOX 2340 SANTA BARBARA, CA 93120-2340

California Money Fund	Bear Stearns Premier	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

California Money Fund	Bear Stearns Premier Choice	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

California Money Fund	Bear Stearns Private Client	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

Federal Trust Fund	Institutional	40.94%	CONTINENTAL STOCK TRANSFER TRUST CO TTEE FOR UNION S ACQUISITION CORPORATION	17 BATTERY PLACE 8TH FLOOR NEW YORK, NY 10004

Federal Trust Fund	Institutional	25.09%	SCAUP & CO	2 INTERNATIONAL PLACE BOSTON, MA 02110

Federal Trust Fund	Institutional	10.12%	ALLEGHENY COUNTY AIRPORT	PITTSBURGH INTL AIRPORT LANDSLIDE TERMINAL SUITE P O BOX 12370 PITTSBURGH, PA 15231-0370

Federal Trust Fund	Institutional	7.00%	ELK PARTNERS C/O TISCH FINANCIAL MANAG	655 MADISON AVE 8TH FLOO NEW YORK, NY 10021

Federal Trust Fund	Admin	100.00%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

Fund	Class	Percent (%)	Name	Address
Federal Trust Fund	Dollar	97.59%	SANTA BARBARA BANK & TRUST	1021 ANACAPA STREET P O BOX 2340 SANTA BARBARA, CA 93120-2340

FedFund	Institutional	24.26%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

FedFund	Institutional	16.48%	PNC BANK INV SERVICES	620 LIBERTY AVEP2-PTPP-32 PITTSBURGH, PA 15265

FedFund	Institutional	7.00%	SCHERING CORPORATION	2000 GALLOPING HILL ROAD KENILWORTH, NJ 07033-0530

FedFund	Institutional	6.52%	STATE STREET BANK & TRUST	LAFAYETTE CORP CENTER FINANCIAL INFO SERVICES 2 2 AVENUE DE LAFAYETTE BOSTON, MA 02111-2900

FedFund	Institutional	6.26%	ATI FUNDING CORPORATION	801 WEST STREET 2ND FLOOR WILMINGTON, DE 19801-1545

FedFund	Institutional	5.72%	PITTSBURGH CORNING CORPORATION	800 PRESQUE ISLE DRIVE PITTSBURGH, PA 15239

FedFund	Institutional	5.37%	NATL BK & TR CO OF NORWICH	52 SOUTH BROAD STREET NORWICH, NY 13815

FedFund	Admin	100.00%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

FedFund	Cash Reserve	100.00%	FORWARD FUNDS INC	433 CALIFORNIA ST SUITE 1 SAN FRANCISCO, CA 94104

FedFund	Dollar	82.69%	PNC BANK	620 LIBERTY AVEP2-PTPP-32 PITTSBURGH, PA 15265

Fund	Class	Percent (%)	Name	Address
FedFund	Dollar	11.48%	PNC BANK INV SERVICES	620 LIBERTY AVEP2-PTPP-32 PITTSBURGH, PA 15265

FedFund	Dollar	5.14%	CAPITAL TRUST COMPANY OF DELAWARE	2711 CENTERVILLE ROAD STE WILMINGTON, DE 19808

FedFund	Bear Stearns Premier	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

FedFund	Bear Stearns Premier Choice	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

FedFund	Bear Stearns Private Client	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

MuniCash	Institutional	44.95%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

MuniCash	Institutional	15.35%	E*TRADE SECURITIES INC	BALLSTON TOWER 671 NORTH GLEBE ROAD ARLINGTON, VA 22203

MuniCash	Institutional	5.91%	BLACKROCK FINANCIAL MANAGEMENT INC	40 EAST 52ND STREET NEW YORK, NY 10022

MuniCash	Institutional	5.77%	COMCAST	1201 MARKET STREET STE 1 WILMINGTON, DE 19801

MuniCash Admin	Institutional	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

MuniCash	Cash Reserve	100.00%	CITIZENS NATIONAL BANK	P O BOX 911 MERIDIAN, MS 39302-0911

MuniCash	Dollar	63.41%	HILLIARD LYONS EXCLUSIVE BENEFIT OF CUST	500 W JEFFERSON ST 6TH FL LOUISVILLE, KY 40202

MuniCash	Dollar	18.56%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

Fund	Class	Percent (%)	Name	Address
MuniCash	Dollar	8.37%	THE TRUST CO OF LOUISIANA	P O BOX 1410 RUSTON, LA 71273-1410

MuniCash	Dollar	5.85%	FIRST WESTROADS BANK	15750 WEST DODGE ROAD OMAHA, NE 68118

MuniFund	Institutional	14.04%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

MuniFund	Institutional	9.65%	FEDERATED DEPARTMENT STORES INSURANCE COMPANY LTD	7 WEST 7TH STREET CINCINNATI, OH 45202

MuniFund	Institutional	7.10%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

MuniFund	Institutional	5.90%	GOLDMAN SACHS GLOBAL CASH	71 SOUTH WACKER DRIVE STE CHICAGO, IL 60606

MuniFund	Institutional	5.26%	UNION BANK	P O BOX 85484 SAN DIEGO, CA 92186-5484

MuniFund	Admin	99.15%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

MuniFund	Cash Mgmt	79.91%	MARIL & CO	11270 W PARK PLACE SUITE MILWAUKEE, WI 53224

MuniFund	Cash Mgmt	16.81%	GE FINANCIAL TRUST COMPANY INC	3200 N CENTRAL AVENUE STE PHOENIX, AZ 85012

MuniFund	Dollar	57.74%	PNC BANK INV SERVICES	620 LIBERTY AVE P2-PTPP-3 PITTSBURGH, PA 15265

MuniFund	Dollar	31.26%	BROADWAY NATIONAL BANK	P O BOX 17001 SAN ANTONIO, TX 78217

MuniFund	Bear Stearns Premier	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

MuniFund	Bear Stearns Premier Choice	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

Fund	Class	Percent (%)	Name	Address
MuniFund	Bear Stearns Private Client	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

New York Money Fund	Institutional	19.34%	BANK OF AMERICA	411 NORTH AKARD STREET DALLAS, TX 75201-3307

New York Money Fund	Institutional	14.44%	SEI TRUST COMPANY	ONE FREEDOM VALLEY DRIVE OAKS, PA 19456

New York Money Fund	Institutional	11.78%	BANC ONE	P O BOX 160 WESTERVILLE, OH 43086

New York Money Fund	Institutional	11.65%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

New York Money Fund	Institutional	11.36%	NATL BK & TR CO OF NORWICH	52 SOUTH BROAD STREET NORWICH, NY 13815

New York Money Fund	Institutional	10.69%	GFI GROUP INC	100 WALL STREET NEW YORK, NY 10005

New York Money Fund	Admin	100.00%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

New York Money Fund	Cash Mgmt	100.00%	CITY NATIONAL BANK	400 NORTH ROXBURY DR STE BEVERLY HILLS, CA 90210

New York Money Fund	Dollar	64.09%	GOLDMAN SACHS GLOBAL CASH	71 SOUTH WACKER DRIVE STE CHICAGO, IL 60606

New York Money Fund	Dollar	35.91%	HILLIARD LYONS	500 W JEFFERSON ST 6TH FL LOUISVILLE, KY 40202

New York Money Fund	Bear Stearns Premier	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

New York Money Fund	Bear Stearns Premier Choice	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

New York Money Fund	Bear Stearns Private Client	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

Fund	Class	Percent (%)	Name	Address
TempCash	Institutional	16.31%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

TempCash	Institutional	9.73%	STATE STREET BANK & TRUST	LAFAYETTE CORP CENTER FINANCIAL INFO SERVICES 2 2 AVENUE DE LAFAYETTE BOSTON, MA 20111

TempCash	Institutional	7.71%	SEI TRUST COMPANY	ONE FREEDOM VALLEY DRIVE OAKS, PA 19456

TempCash	Institutional	6.53%	CHICAGO MERCANTILE EXCHANGE CLEARING HOUSE/FINANCIAL	20 SOUTH WACKER DRIVE CHICAGO, IL 60608

TempCash	Institutional	5.87%	BANK OF NEW YORK	111 SANDERS CREEK PARKWAY EAST SYRACUSE, NY 13057

TempCash	Admin	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

TempCash	Cash Mgmt	100.00%	FLORIDA CAPITAL BANK NA	10550 DEERWOOD PARK BOULE SUITE 708 JACKSONVILLE, FL 32256

TempCash	Dollar	78.21%	HILLIARD LYONS EXCLUSIVE BENEFIT OF CUST	500 W JEFFERSON ST 6TH FL LOUISVILLE, KY 40202

TempCash	Dollar	10.43%	SAFECO	1191 SECOND AVE SUITE 30 SEATTLE, WA 98101

TempFund	Institutional	9.60%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

TempFund	Institutional	8.08%	BANK OF NEW YORK	111 SANDERS CREEK PARKWAY EAST SYRACUSE, NY 13057

TempFund	Institutional	6.75%	PNC BANK	620 LIBERTY AVEP2-PTPP-32 PITTSBURGH, PA 15265

Fund	Class	Percent (%)	Name	Address
TempFund	Admin	77.74%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

TempFund	Admin	21.07%	DEUTSCHE BANK	60 WALL STREET NEW YORK, NY 10005

TempFund	Cash Mgmt	33.75%	GE FINANCIAL TRUST COMPANY INC FBO THEIR MUTUAL CLIE	3200 N CENTRAL AVENUE STE PHOENIX, AX 85012

TempFund	Cash Mgmt	22.61%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

TempFund	Cash Mgmt	15.46%	CAPITAL TRUST COMPANY OF DELAWARE	2711 CENTERVILLE ROAD STE WILMINGTON, DE 19808

TempFund	Cash Mgmt	13.23%	LASALLE BANK	P O BOX 1443 CHICAGO, IL 60690

TempFund	Cash Mgmt	10.74%	MARIL & CO	11270 W PARK PLACE SUITE MILWAUKEE, WI 53224

TempFund	Cash Reserve	41.20%	RELIANCE TRUST COMPANY 500 NORTHPARK	1100 ABERNATHY ROAD STE 4 ATLANTA, GA 30328-5646

TempFund	Cash Reserve	26.92%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

TempFund	Cash Reserve	26.00%	DEUTSCHE BANK	60 WALL STREET NEW YORK, NY 10005

TempFund	Cash Reserve	5.76%	CITIZENS NATIONAL BANK ACCOUNT FUND	P O BOX 911 MERIDIAN, MS 39302-0911

TempFund	Dollar	71.84%	PNC BANK INV SERVICES/TWO PNC PLAZ	620 LIBERTY AVEP2-PTPP-32 PITTSBURGH, PA 15265

TempFund	Dollar	10.65%	BANK OF NEW YORK	111 SANDERS CREEK PARKWAY EAST SYRACUSE, NY 13057

TempFund	Bear Stearns Premier	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

Fund	Class	Percent (%)	Name	Address
TempFund	Bear Stearns Premier Choice	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

TempFund	Bear Stearns Private Client	100.00%	BEAR STEARNS SECURITIES CORP	ONE METROTECH CENTER NORTH BROOKLYN, NY 11201

T-Fund	Institutional	50.33%	UNION BANK	P O BOX 85602 SAN DIEGO, CA 92186-5602

T-Fund	Institutional	12.07%	WACHOVIA NATIONAL BANK	1221 LAMAR STREET STE 16 HOUSTON, TX 77010

T-Fund	Institutional	8.84%	LOEWS CORPORATION	655 MADISON AVENUE NEW YORK, NY 100021

T-Fund	Institutional	6.29%	KPMG PEAT MARWICK	3 CHESTNUT RIDGE ROAD MONTVALE, NJ 07645

T-Fund	Admin	83.10%	DEUTSCHE BANK	60 WALL STREET NEW YORK, NY 10005

T-Fund	Admin	8.86%	US BANK FBO	1555 N RIVERCENTER DRIVE MILWAUKEE, WI 53212

T-Fund	Admin	7.74%	PNC BANK INVESTMENT OPERATIONS	249 FIFTH AVENUE PITTSBURGH, PA 15222

T-Fund	Cash Mgmt	93.64%	UNION BANK	P O BOX 85602 SAN DIEGO, CA 92186-5602

T-Fund	Dollar	32.90%	BANK OF NEW YORK	111 SANDERS CREEK PARKWAY EAST SYRACUSE, NY 13057

T-Fund	Dollar	16.74%	PNC BANK INV SERVICES/TWO PNC PLAZ	620 LIBERTY AVEP2-PTPP-32 PITTSBURGH, PA 15265

T-Fund	Dollar	14.23%	BROADWAY NATIONAL BANK	P O BOX 17001 SAN ANTONIO, TX 78217

T-Fund	Dollar	10.94%	UNION BANK	P O BOX 85602 SAN DIEGO, CA 92186-5602

T-Fund	Dollar	7.93%	UBS SECURITIES LLC	677 WASHINGTON BLVD STAMFORD, CT 06901

Fund	Class	Percent (%)	Name	Address
T-Fund	Dollar	6.48%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

Treasury Trust Fund	Institutional	19.65%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

Treasury Trust Fund	Institutional	16.79%	PNC BANK INV SERVICES	620 LIBERTY AVEP2-PTPP-32 PITTSBURGH, PA 15265

Treasury Trust Fund	Institutional	13.14%	UNION BANK	P O BOX 85602 SAN DIEGO, CA 92186-5602

Treasury Trust Fund	Institutional	5.70%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

Treasury Trust Fund	Admin	100.00%	PNC BANK	8800 TINICUM BLVD PHILADELPHIA, PA 19153

Treasury Trust Fund	Cash Mgmt	86.91%	MARIL & CO	11270 W PARK PLACE SUITE MILWAUKEE, WI 53224

Treasury Trust Fund	Cash Mgmt	10.52%	BARRINGTON BANK & TRUST CO NA	201 SOUTH HOUGH STREET BARRINGTON, IL 60010

Treasury Trust Fund	Dollar	55.91%	DEUTSCHE BANK	210 WEST 10TH STREET KANSAS CITY, MO 64105

Treasury Trust Fund	Dollar	28.27%	PNC BANK INV SERVICES	620 LIBERTY AVEP2-PTPP-32 PITTSBURGH, PA 15265

Treasury Trust Fund	Dollar	5.72%	BANK OF NEW YORK	111 SANDERS CREEK PARKWAY EAST SYRACUSE, NY 13057

Treasury Trust Fund	Dollar	5.52%	CYPRESS TRUST COMPANY	218 ROYAL PALM WAY PALM BEACH, FL 33480

BLACKROCK LIQUIDITY FUNDS- (fund name here)

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:	To speak with a representative and vote your proxy by phone, call 1-800-820-2412 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday OR to use our touch-tone voting service, call 1-866-628-9070 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10022 at 3:00 PM Eastern time on September 7, 2007 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — Fund Name Here

Meeting of Shareholders — September 7, 2007

TAGID BARCODE	NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

REGISTRATION XXXXXXXX XXXXXXXX XXXXXXXX XXXXXXXX	Shareholder sign here
Co-owner sign here
Date ☐ Check here if you plan to attend the Meeting. ( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

BLACKROCK LIQUIDITY FUNDS	CONTROL NUMBER

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the election of trustees.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

DETACH HERE AND RETURN THIS PORTION

TO CAST YOUR VOTE ON ALL TRUSTEES IN THE SAME MANNER PLEASE USE ONE OF THE TWO BOXES BELOW LABLED “FOR ALL” AND “WITHHOLD ALL”. TO WITHHOLD A VOTE FOR AN INDIVIDUAL NOMINEE PLEASE USE THE BOXES AT THE FAR RIGHT.

1. Election of trustees:	FOR ALL	WITHHOLD ALL	WITHHOLD FROM INDIVIDUAL NOMINEE
David O. Beim	☐	☐	☐
Ronald W. Forbes			☐
Dr. Matina Horner			☐
Rodney D. Johnson			☐
Herbert I. London			☐
Cynthia A. Montgomery			☐
Joseph P. Platt, Jr.			☐
Robert C. Robb, Jr.			☐
Toby Rosenblatt			☐
Kenneth L. Urish			☐
Frederick W. Winter			☐
Richard S. Davis			☐
Henry Gabbay			☐

(CUSIP HERE)	BLACKROCK LIQUIDITY FUNDS — Fund Name Here